Exhibit 24.1

POWER OF ATTORNEY

1933 ACT REGISTRATION STATEMENT

of

AMERICANWEST BANCORPORATION

KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below hereby constitutes and appoints ROBERT M. DAUGHERTY and R. BLAIR REYNOLDS, and each of them, as the true and lawful attorneys-in-fact and agents for him and in his name, place or stead, in any and all capacities, to sign and file, or cause to be signed and filed, with the Securities and Exchange Commission (the “Commission”), any registration statement or statements on Form S-4 under the Securities Act of 1933, as amended, relating to the issuance of common stock of AmericanWest Bancorporation (the “Company”) in connection with the Agreement and Plan of Merger dated as of October 18, 2006 between the Company and Far West Bancorporation, and any and all amendments and supplements thereto, before or after effectiveness of such statements, and any and all other documents required to be filed with the Commission in connection therewith, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully and to all intents and purposes as the undersigned might or could do in person, and ratifying and confirming all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof.

Dated: November 17, 2006

/s/ J. Frank Armijo
J. Frank Armijo

POWER OF ATTORNEY

1933 ACT REGISTRATION STATEMENT

of

AMERICANWEST BANCORPORATION

KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below hereby constitutes and appoints ROBERT M. DAUGHERTY and R. BLAIR REYNOLDS, and each of them, as the true and lawful attorneys-in-fact and agents for her and in her name, place or stead, in any and all capacities, to sign and file, or cause to be signed and filed, with the Securities and Exchange Commission (the “Commission”), any registration statement or statements on Form S-4 under the Securities Act of 1933, as amended, relating to the issuance of common stock of AmericanWest Bancorporation (the “Company”) in connection with the Agreement and Plan of Merger dated as of October 18, 2006 between the Company and Far West Bancorporation, and any and all amendments and supplements thereto, before or after effectiveness of such statements, and any and all other documents required to be filed with the Commission in connection therewith, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully and to all intents and purposes as the undersigned might or could do in person, and ratifying and confirming all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof.

Dated: November 17, 2006

/s/ Kay C. Carnes
Kay C. Carnes

POWER OF ATTORNEY

1933 ACT REGISTRATION STATEMENT

of

AMERICANWEST BANCORPORATION

KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below hereby constitutes and appoints ROBERT M. DAUGHERTY and R. BLAIR REYNOLDS, and each of them, as the true and lawful attorneys-in-fact and agents for him and in his name, place or stead, in any and all capacities, to sign and file, or cause to be signed and filed, with the Securities and Exchange Commission (the “Commission”), any registration statement or statements on Form S-4 under the Securities Act of 1933, as amended, relating to the issuance of common stock of AmericanWest Bancorporation (the “Company”) in connection with the Agreement and Plan of Merger dated as of October 18, 2006 between the Company and Far West Bancorporation, and any and all amendments and supplements thereto, before or after effectiveness of such statements, and any and all other documents required to be filed with the Commission in connection therewith, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully and to all intents and purposes as the undersigned might or could do in person, and ratifying and confirming all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof.

Dated: November 17, 2006

/s/ Craig D. Eerkes
Craig D. Eerkes

POWER OF ATTORNEY

1933 ACT REGISTRATION STATEMENT

of

AMERICANWEST BANCORPORATION

KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below hereby constitutes and appoints ROBERT M. DAUGHERTY and R. BLAIR REYNOLDS, and each of them, as the true and lawful attorneys-in-fact and agents for him and in his name, place or stead, in any and all capacities, to sign and file, or cause to be signed and filed, with the Securities and Exchange Commission (the “Commission”), any registration statement or statements on Form S-4 under the Securities Act of 1933, as amended, relating to the issuance of common stock of AmericanWest Bancorporation (the “Company”) in connection with the Agreement and Plan of Merger dated as of October 18, 2006 between the Company and Far West Bancorporation, and any and all amendments and supplements thereto, before or after effectiveness of such statements, and any and all other documents required to be filed with the Commission in connection therewith, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully and to all intents and purposes as the undersigned might or could do in person, and ratifying and confirming all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof.

Dated: November 20, 2006

/s/ Donald H. Livingstone
Donald H. Livingstone

POWER OF ATTORNEY

1933 ACT REGISTRATION STATEMENT

of

AMERICANWEST BANCORPORATION

KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below hereby constitutes and appoints ROBERT M. DAUGHERTY and R. BLAIR REYNOLDS, and each of them, as the true and lawful attorneys-in-fact and agents for him and in his name, place or stead, in any and all capacities, to sign and file, or cause to be signed and filed, with the Securities and Exchange Commission (the “Commission”), any registration statement or statements on Form S-4 under the Securities Act of 1933, as amended, relating to the issuance of common stock of AmericanWest Bancorporation (the “Company”) in connection with the Agreement and Plan of Merger dated as of October 18, 2006 between the Company and Far West Bancorporation, and any and all amendments and supplements thereto, before or after effectiveness of such statements, and any and all other documents required to be filed with the Commission in connection therewith, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully and to all intents and purposes as the undersigned might or could do in person, and ratifying and confirming all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof.

Dated: November 17, 2006

/s/ Donald H. Swartz II
Donald H. Swartz II

POWER OF ATTORNEY

1933 ACT REGISTRATION STATEMENT

of

AMERICANWEST BANCORPORATION

KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below hereby constitutes and appoints ROBERT M. DAUGHERTY and R. BLAIR REYNOLDS, and each of them, as the true and lawful attorneys-in-fact and agents for him and in his name, place or stead, in any and all capacities, to sign and file, or cause to be signed and filed, with the Securities and Exchange Commission (the “Commission”), any registration statement or statements on Form S-4 under the Securities Act of 1933, as amended, relating to the issuance of common stock of AmericanWest Bancorporation (the “Company”) in connection with the Agreement and Plan of Merger dated as of October 18, 2006 between the Company and Far West Bancorporation, and any and all amendments and supplements thereto, before or after effectiveness of such statements, and any and all other documents required to be filed with the Commission in connection therewith, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully and to all intents and purposes as the undersigned might or could do in person, and ratifying and confirming all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof.

Dated: November 17, 2006

/s/ P. Mike Taylor
P. Mike Taylor